Exhibit 10.67

REAFFIRMATION AND FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This REAFFIRMATION AND FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), effective as of September 26, 2003 (the “First Amendment Effective Date”), is entered into by and among RURAL/METRO CORPORATION, a Delaware corporation, as borrower (“Borrower”), the Subsidiaries of Borrower signatory hereto, as subsidiary guarantors (the “Subsidiary Guarantors”), the banks and other financial institutions signatory to or that join the Credit Agreement (defined below) as a Lender from time to time (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), a national banking association, as the Agent for the Lenders (in such capacity, the “Agent”).

RECITALS

WHEREAS, the Lenders agreed to extend certain credit facilities to the Borrower pursuant to the Second Amended and Restated Credit Agreement dated as of September 30, 2002 by and among the Borrower, the Lenders and the Agent (as amended, restated, renewed, extended, modified, supplemented, deferred or otherwise changed from time to time, the “Credit Agreement”);

WHEREAS, the Borrower and the Credit Parties acknowledge, stipulate and agree that certain Defaults and Events of Default under the Credit Agreement have occurred and are continuing as of the First Amendment Effective Date, as set forth on Schedule A attached hereto (collectively, the “Acknowledged Defaults”);

WHEREAS, the Borrower has requested that the Agent and the Lenders waive the Acknowledged Defaults and amend the Credit Agreement in accordance with the terms and conditions set forth herein; and

WHEREAS, the Agent and the Lenders desire to waive the Acknowledged Defaults and to amend the Credit Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and obligations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Except as specifically amended in this First Amendment, all defined terms in the Credit Agreement shall have the same meanings when used in this First Amendment.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement shall be amended as follows:

(a) Section 1.1 of the Credit Agreement is amended by adding the following defined terms in alphabetical order or amending and restating the following defined terms in their entirety, as applicable:

(i) “Annualized Basis” means for purposes of determining the Consolidated EBITDA, the Consolidated EBIRTA and Consolidated Fixed Charges calculation in Sections 10.1 and 10.3: (a) for the fiscal quarter ending September 30, 2003, such amount for such fiscal quarter multiplied by four (4), (b) for the fiscal quarter ending December 31, 2003, such amount for such fiscal quarter together with the immediately preceding fiscal quarter multiplied by two (2), (c) for the fiscal quarter ending March 31, 2004, such amount for such fiscal quarter, together with the immediately preceding two (2) fiscal quarters multiplied by four-thirds (4/3), and (d) for the fiscal quarter ending June 30, 2004 and for each subsequently occurring fiscal quarter, such amount for such fiscal quarter, together with the three (3) immediately preceding fiscal quarters on a rolling four (4) fiscal quarter basis.

(ii) “Business Plan” means the “Fiscal 2003 Business and Financial Plan,” a copy of which has been provided to the Agent and the Lenders on September 17, 2002 and any modifications, revisions or updates to such plan as approved and adopted by resolution of the Board of Directors of the Borrower including, but not limited to, the Updated Business Plan (as defined in the First Amendment).

(iii) “Certificate of Designation” means the Certificate of Designation, Preferences and Rights of Series B Preferred Stock in the form set forth in Annex A, as the same may be amended, restated, modified or otherwise changed from time to time.

(iv) EBIRTA” means, for any period, (a) Net Income for such period, (b) plus the sum of the following, without duplication, to the extent deducted in the determination of Net Income: (i) income and franchise taxes, (ii) Interest Expense, (iii) amortization and other non-cash charges (including stock compensation expenses, impairment write-downs of goodwill, amortization of debt issuance or similar costs, amortization or impairment write-downs of intangible assets, but excluding write-downs of receivables and accruals of or reserves for items for which cash expenditures will be made in any future period), (iv) Net Rental and Operating Lease Expense, (v) non-cash expenses incurred in connection with any employee stock ownership plan of the Borrower, (vi) asset impairment charges, (vii) the cumulative effect of changes in accounting principle, and (viii) extinguishment losses recognized as a result of entering into the Second Amended and Restated Credit Agreement dated as of September 30, 2002 and the First Amendment in an amount not to exceed $9,500,000 in the aggregate, and (c) plus losses or minus gains attributable to any fixed asset sales which have been included in arriving at Net Income for such period. The calculation of EBIRTA shall be based solely upon the operations of the Borrower and its Domestic Subsidiaries, determined on a consolidated basis.

(v) “EBITDA” means, for any period, (a) Net Income for such period, (b) plus the sum of the following, without duplication, to the extent deducted in the determination of Net Income: (i) income and franchise taxes, (ii) Interest Expense, (iii) amortization, depreciation and other non-cash charges (including stock compensation expenses, impairment write-downs of goodwill, amortization of debt issuance or similar costs, amortization or impairment write-downs of intangible assets, but excluding write-downs of receivables and accruals of or reserves for items for which cash expenditures will be made in any future period), (iv) non-cash expenses incurred in connection with any employee stock ownership plan of the Borrower, (v) asset impairment charges, (vi) extinguishment losses recognized as a result of entering into the Second Amended and Restated Credit Agreement dated as of September 30, 2002 and the First Amendment in an amount not to exceed $9,500,000 in the aggregate, and (vii) the cumulative effect of changes in accounting principle, and (c) plus losses or minus gains attributable to any fixed asset sales which have been included in arriving at Net Income for such period. The calculation of EBITDA shall be based solely upon the operations of the Borrower and its Domestic Subsidiaries, determined on a consolidated basis.

(vi) “First Amendment” means that certain Reaffirmation and First Amendment to Second Amended and Restated Credit Agreement by and among the Borrower, the Lenders and the Agent.

(vii) “First Amendment Effective Date” means September 26, 2003.

(viii) “Series B Preferred Stock” means, collectively, (a) the Preferred Stock of the Borrower, designated as the Series B-1 Voting Preferred Stock, par value $.01 per share, (b) the Preferred Stock of the Borrower, designated the Series B-2 Non-Voting Preferred Stock, par value $.01 per share and (c) the Preferred Stock of the Borrower, designated the Series B-3 Preferred Stock, par value $.01 per share, which Preferred Stock shall be held by the Lenders, or to a designee of any Lender, on the First Amendment Effective Date, as applicable, in accordance with Annex D.

(ix) “Series C Preferred Stock” means the Preferred Stock of Borrower designated as Series C Preferred Stock, par value $.01 per share which Preferred Stock shall by held by the Lenders, or to a designee of any Lender, on the First Amendment Effective Date, as applicable, in accordance with Annex E.

(x) “Series C Certificate of Designation” means the Certificate of Designation, Preferences and Rights of Series C Preferred Stock in the form set forth in Annex F, as the same may be amended, restated, modified or otherwise changed from time to time.

(xi) “Tangible Net Worth” means stockholder’s equity of the Borrower and its Subsidiaries on a Consolidated basis in accordance with GAAP less (i) the total book value of all assets classified as intangible assets in accordance with GAAP, including such items as goodwill, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing, and (ii) the total book value of capitalized debt issuance costs. Notwithstanding the foregoing, the calculation of Tangible Net Worth for purposes of Article 10 shall exclude extinguishment losses recognized as a result of entering into the Second Amended and Restated Credit Agreement dated as of September 30, 2002 and the First Amendment in an amount not to exceed $9,500,000 in the aggregate, and the non-cash effects of (i) changes in accounting principle, (ii) the issuance of the Preferred Stock and (iii) the Latin American Divestiture.

(b) Section 3.3(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii) The Aggregate Commitment shall be reduced and the Loans repaid by an amount equal to one hundred percent (100%) of the gross cash proceeds, net of all reasonable cost of sale and taxes paid or payable as a result thereof by the Borrower and its Subsidiaries and net of such other liabilities, costs and expenses as are reasonably acceptable to the Agent and the Lenders, from the sale or other disposition of any assets or equity ownership interests by the Borrower or any of its Subsidiaries in accordance with this Agreement; provided, that the Borrower shall not be obligated to repay the Loans pursuant to this Section 3.3(b) unless and to the extent (x) such net proceeds are greater than $650,000 in the aggregate per fiscal quarter as permitted by Section 11.6 or (y) notwithstanding anything to the contrary in Section 11.6, the proceeds of assets sold, conveyed, leased, assigned, transferred or otherwise disposed of pursuant to a condemnation or taking are not reinvested in a Credit Party within 180 days following the receipt of such proceeds. Repayment of any of the Loans in connection with the reduction of the Aggregate Commitment pursuant to this clause (ii) shall be applied to the repayment of the Extensions of Credit in the manner and in the order set forth in subparagraph (i) directly above.

(c) Section 3.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 3.6 Termination of Credit Facility. The Credit Facility shall terminate on the earliest of (a) December 31, 2006, (b) the date of permanent reduction of the Aggregate Commitment in whole pursuant to Section 3.5, or (c) the date of termination by the Agent on behalf of the Lenders pursuant to Section 12.2(a). The termination of the Credit Facility shall not affect the survival of any of provision of this Agreement, the Existing Credit Agreement or the other Loan Documents which by its terms is intended to survive such termination.

(d) The last sentence of Section 4.1(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

The parties agree that notwithstanding any other term of this Agreement, each of the Letters of Credit shall contain provisions allowing for the automatic extension of its expiration date, absent notice from the Issuing Bank, and the Issuing Bank shall, so long as it has not received written notice of the occurrence of a Default or Event of Default that is outstanding, allow such extension unless, not later than fifteen (15) Business Days prior to the last day upon which notice of termination may be given under such Letter of Credit, the Required Lenders provide written instruction to the Issuing Bank to send such a notice; provided, that in no event shall (i) Wachovia Bank be required to extend the expiration of any Letter of Credit issued by Wachovia Bank beyond December 31, 2004 and (ii) any Issuing Bank, other than Wachovia Bank, be required to extend the expiration of any Letter of Credit beyond the Termination Date.

(e) Section 4.3 of the Credit Agreement is hereby amended by inserting an “(a)” before the first sentence thereof and inserting a new clause (b) to read as follows:

(b) Notwithstanding anything to the contrary in this Agreement, the Borrower and the L/C Participants agree that if any Letter of Credit issued by Wachovia Bank under this Agreement is not replaced by another financial institution acceptable to the Borrower and the Lenders on or before October 15, 2004 and Wachovia Bank has honored a draft in accordance with the terms of any such Letter of Credit as a result thereof, then each of the L/C Participants shall pay Wachovia Bank for its respective Commitment Percentage of the Reimbursement Obligations arising with respect to each such draft in accordance with Section 4.2. The Borrower shall pay the Reimbursement Obligations arising in respect of such drafts honored by Wachovia Bank on or before the Termination Date. Each such payment shall be made to the Agent at its address for notices specified herein in Dollars and in immediately available funds. Interest shall be payable on any and all Reimbursement Obligations remaining unpaid by the Borrower from the date such amounts are paid to the beneficiary of the Letters of Credit until payment in full to the Agent at the same interest rate applicable to the Term Loans.

(f) Section 7.1(ee) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ee) Registration Exemption. Assuming the accuracy of the representations and warranties of the Lenders contained in Section 14.22 and Section 14.25, the offer and sale of the Series B Preferred Stock and the Series C Preferred Stock are exempt from the registration requirements of the Securities Act of 1933, as amended.

(g) Section 7.1 of the Credit Agreement is hereby amended by adding the following new clause (ff):

(ff) Series C Preferred Stock and Common Stock Issuable Upon Conversion. The Series C Preferred Stock is duly authorized and, when issued in compliance with the provisions of this Agreement, will be validly issued and outstanding, fully paid and nonassessable. Upon conversion of the Series C Preferred Stock into the common stock of the Borrower in accordance with the Series C Certificate of Designation, such common stock will be duly authorized, validly issued, fully paid and nonassessable.

(h) Section 8.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) Monthly Financial Statements. As soon as practicable and in any event within twenty (20) days after the end of each month of any given fiscal quarter of the Borrower (i) an unaudited Consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such fiscal month, (ii) unaudited Consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for such fiscal month and that portion of the Fiscal Year then ended, all in reasonable detail setting forth in comparative form the corresponding budgeted figures set forth in the Business Plan for the portion of the Fiscal Year then ended and the corresponding figures for the preceding Fiscal Year for the portion of the Fiscal Year then ended and prepared by the Borrower in accordance with GAAP, subject to year end adjustments and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period which present fairly in all material respects the financial condition of the Borrower and its Subsidiaries as of their respective dates and the results of operations of the Borrower and its Subsidiaries for the respective periods then ended, subject to normal year end adjustments;

(i) Section 8.1(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(g) Accounts Payable and Accounts Receivable Report. No later than twenty (20) days after the last day of each fiscal month, a written report of accounts receivable and accounts payable including, without limitation, a written report with respect to the accounts receivable reserve by aging category, for the fiscal month then ending; and

(j) Section 9 of the Credit Agreement is hereby amended by adding the following new Section 9.18:

Section 9.18 SEC Filings. No later than September 29, 2003, the Borrower shall file with the SEC (i) the Borrower’s Form 10-K for the Fiscal Year ended June 30, 2003 and (ii) the Borrower’s Form 10-Q for the fiscal quarter ended March 31, 2003, each with footnotes and financial statements, not materially different from the drafts provided to the Lenders dated September 26, 2003. If required to be filed with the SEC or NASDAQ, the Borrower shall file with the SEC or NASDAQ on such date as required (i) an amended Borrower’s Form 10-K for the Fiscal Year ended June 30, 2001 and (ii) an amended Borrower’s Form 10-K for the Fiscal Year ended June 30, 2002.

(k) Section 9 of the Credit Agreement is hereby amended by adding the following new Section 9.19:

Section 9.19 Shareholder Approval. The Borrower shall use its best efforts to obtain the requisite stockholder approval, including using its best efforts to present a proposal to increase its authorized but unissued shares of common stock of the Borrower two times during calendar year 2004 (if the proposal is not approved upon first presentation).

(l) Section 10.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 10.1 Total Debt Leverage Ratio. As of any date of determination during any fiscal quarter as set forth below, permit the ratio of (a) the Consolidated Debt of the Borrower and its Domestic Subsidiaries on such date of determination to (b)

Consolidated EBITDA of the Borrower and its Domestic Subsidiaries measured on an Annualized Basis for the fiscal quarter most recently ended on or before such date of determination, to exceed:

Fiscal Quarter Ending	Required Ratio
September 30, 2003	6.88:1.00
December 31, 2003	7.61:1.00
March 31, 2004	7.49:1.00
June 30, 2004	7.45:1.00
September 30, 2004	7.53:1.00
December 31, 2004	7.34:1.00
March 31, 2005	7.13:1.00
June 30, 2005	6.93:1.00
September 30, 2005	6.76:1.00
December 31, 2005	6.62:1.00
March 31, 2006	6.47:1.00
June 30, 2006	6.33:1.00
September 30, 2006	6.24:1.00
December 31, 2006	6.16:1.00

(m) Section 10.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 10.2 Minimum Tangible Net Worth. Permit the Tangible Net Worth of the Borrower and its Domestic Subsidiaries on a Consolidated basis in accordance with GAAP at the end of each fiscal quarter, of less than -$280,000,000.

(n) Section 10.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 10.3 Fixed Charge Coverage Ratio. As of the end of each fiscal quarter as set forth below, permit the ratio of (a) Consolidated EBIRTA of the Borrower and its Domestic Subsidiaries on such fiscal quarter end to (b) Consolidated Fixed Charges of the Borrower and its Domestic Subsidiaries, in each case measured on an Annualized Basis for such fiscal quarter, to be less than:

Fiscal Quarter Ending	Required Ratio
September 30, 2003	1.10:1.00
December 31, 2003	1.01:1.00
March 31, 2004	1.04:1.00
June 30, 2004	1.05:1.00
September 30, 2004	1.03:1.00
December 31, 2004	1.05:1.00
March 31, 2005	1.05:1.00
June 30, 2005	1.04:1.00
September 30, 2005	1.05:1.00

December 31, 2005	1.05:1.00
March 31, 2006	1.06:1.00
June 30, 2006	1.08:1.00
September 30, 2006	1.11:1.00
December 31, 2006	1.10:1.00

(o) Section 10.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 10.4 Limitation on Capital Expenditures. The Borrower and its Domestic Subsidiaries on a consolidated basis shall not make Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

Fiscal Year	Maximum Capital Expenditures per Fiscal Year
2004	$11,000,000
2005	$11,500,000
2006	$12,000,000
2007	$ 6,500,000

(p) Section 11.4(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(f) investments by any Credit Party in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets, any combination thereof or any “pooling of interests”) of any other Person if each such acquisition meets all of the following requirements: (i) the Person to be acquired shall engage in the business conducted by the Borrower and its Subsidiaries as of the Closing Date or any other business reasonably related to the foregoing, (ii) a Wholly-Owned Subsidiary of the Borrower shall be the surviving Person and no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the acquisition, (iii) the Borrower shall have certified to the Agent that it is in pro forma compliance with each covenant contained in Section 9.11, Article 10 and Article 11 hereof prior to consummating the acquisition and, if any Lender requests in its sole discretion, the Borrower shall have provided evidence to the Agent of such pro forma compliance, (iv) the Fair Market Value of all Consideration (as defined below) paid in connection with such acquisition (or series of related acquisitions in the same Fiscal Year) shall not exceed $2,000,000; provided, that the Fair Market Value of all Consideration paid in connection with such acquisition of (x) a Foreign Subsidiary or of assets located outside of the United States or Canada shall not exceed $250,000 and (y) a Foreign Subsidiary or of assets located in Canada shall not exceed $750,000, and (v) the Fair Market Value of all Consideration paid in connection with all such acquisitions shall not exceed $3,000,000 in the aggregate for each Fiscal Year; provided that the Fair Market Value of all Consideration paid in connection with any such acquisitions of (x)

Foreign Subsidiaries and assets located outside of the United States or Canada shall not exceed $250,000 in the aggregate for each Fiscal Year and (y) Foreign Subsidiaries and assets located in Canada shall not exceed $750,000 in the aggregate for each such Fiscal Year;

(q) Section 11.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 11.7 Limitations on Dividends and Distributions. Declare or pay any dividends upon any of its capital stock or purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock, or make any distribution of cash, property or assets among the holders of shares of its capital stock; provided that (a) any Credit Party may pay dividends solely in shares of its own capital stock, (b) any Subsidiary may pay cash dividends to a Credit Party, (c) the Borrower may redeem the Series B Preferred Stock and the Series C Preferred Stock in accordance with the mandatory redemption provisions set forth in the Certificate of Designation and the Series C Certificate of Designation, as the case may be, (d) the Borrower may make contributions of (i) any amount of capital stock and (ii) cash in an aggregate amount not to exceed $1,000,000, in any Fiscal Year to its Employee Stock Ownership Plan; provided that, in connection with any distribution or payment pursuant to clauses (b), (c) and (d) above, no Default or Event of Default shall have occurred before and after giving effect to any such dividend or payment.

(r) Section 12.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) Default in Performance of Certain Covenants. (i) The Borrower shall default in the performance or observance of any covenant or agreement contained in Sections 8.2, 8.5(d), 9.1 (only if the default in the performance or observance of such covenant could reasonably be expected to have a Material Adverse Effect), 9.3, 9.11, 9.14 and Articles 10 and 11 of this Agreement and (ii) the Borrower shall default in the performance of Section 9.18 of this Agreement and such default shall continue for a period of fifteen (15) days after the occurrence thereof.

(s) Section 12.1(o) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(o) Redemption of Preferred Stock. The Borrower shall fail to redeem the Series B Preferred Stock or the Series C Preferred Stock by December 31, 2006.

(t) Section 14 of the Credit Agreement is hereby amended by adding the following new Section 14.25:

Section 14.25 Representations Regarding the Series C Preferred Stock. Each Lender, on its own behalf or on behalf of its designee who is to receive any shares of Series C Preferred Stock, represents and warrants to the Borrower that:

(a) Purchase Entirely for Own Account. Such Lender, or such designee, is purchasing the Series C Preferred Stock for its own account, for investment purposes and not with a view to the resale or distribution of any part thereof. Such Lender, or such designee, will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Series C Preferred Stock or the common stock issuable upon conversion thereof, except in compliance with the Securities Act of 1933, as amended. By executing this Agreement, each Lender further represents that such Lender, or such designee, does not have any contract, undertaking, agreement or arrangement with any person to sell or transfer to such person or to any third person, the Series C Preferred Stock.

(b) Disclosure of Information. Such Lender, or such designee, further represents that it has had an opportunity to ask questions and receive answers from the Borrower regarding the terms and conditions of the Series C Preferred Stock and the business, properties and financial condition of the Borrower and to obtain additional information (to the extent the Borrower possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Lender or its designee solely in connection with the acquisition of the Series C Preferred Stock. The foregoing, however, does not limit or modify the representations and warranties of the Borrower in Article 7 of this Agreement or the right of such Lender or its designee to rely thereon.

(c) Investment Experience. Such Lender, or such designee, represents that it is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended. Such Lender, or its designee, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series C Preferred Stock. Such Lender, or its designee, also represents it has not been organized solely for the purpose of acquiring the Series C Preferred Stock.

(d) Restricted Securities. Such Lender, or its designee, understands that shares of the Series C Preferred Stock are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Borrower in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended, only in certain limited circumstances. In addition, such Lender, or its designee, represents that it is familiar with SEC Rule 144, as currently in effect and understands the resale limitations imposed thereby. Each Lender, or its designee, understands that no public market currently exists for the Series C Preferred Stock and that there are no assurances that any such market will be created.

(u) Section 14 of the Credit Agreement is hereby amended by adding the following new Section 14.26:

Section 14.26 Covenant Regarding Voting the Series C Preferred Stock. At any meeting of Borrower’s stockholders prior to conversion of the Series C Preferred Stock, each Lender hereby agrees to vote, or cause its designee to vote, each share of its Series C Preferred Stock in favor of any proposal to increase Borrower’s authorized common stock to facilitate the conversion of the Series C Preferred Stock.

(v) Annex D of the Credit Agreement (Preferred Stock) is hereby amended and restated in its entirety as attached hereto.

(w) Annex E of the Credit Agreement (Series C Preferred Stock) and Annex F of the Credit Agreement (Series C Certificate of Designation) are each hereby added to the Credit Agreement as attached hereto.

3. Conditions to Effectiveness. The effectiveness of this First Amendment shall be subject to the satisfaction of the following conditions precedent:

(a) Execution and Delivery. Executed copies of the following, in form and substance reasonably satisfactory to the Agent, the Issuing Bank and each Lender:

(i) This First Amendment; and

(ii) an amended and restated Term Note for each Term Loan Lender (collectively, the “Amended and Restated Term Notes”).

(b) Opinion of Counsel. The Agent shall have received a favorable opinion of counsel to the Borrower and the Subsidiary Guarantors addressed to the Agent and Lenders with respect to the Borrower, certain Subsidiary Guarantors, the Loan Documents and such other matters as the Lenders shall reasonably request, substantially in form and substance acceptable to the Issuing Bank and the Lenders.

(c) Payment at Closing. There shall have been paid by the Borrower to the Agent, the Issuing Bank and the Lenders (A) any accrued and unpaid interest, letter of credit fees and any other fees, charges or expenses due under the Credit Agreement, (B) all reasonable out-of-pocket expenses incurred by the Agent, the Issuing Bank and any of the Lenders in connection with the preparation, negotiation and documentation of the First Amendment, (C) all reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP incurred in connection with the preparation, negotiation, documentation and execution of the First Amendment for which written statements have been delivered to the Borrower, and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

(d) Updated Business Plan. The Agent and the Lenders shall have received an update to the Business Plan (the “Updated Business Plan”) previously provided to the Agent and the Lenders on September 17, 2002 entitled “Fiscal 2003 Business and Financial Plan” which shall include projected quarterly financial statements of the Borrower and its Subsidiaries for the Fiscal Years 2004, 2005 and 2006 and the first two fiscal quarters of Fiscal Year 2007, substantially in a form acceptable to the Issuing Bank and the Lenders, such projections to be accompanied by a certificate of the chief financial officer and chief executive officer of the Borrower to the effect that such projections, in the reasonable judgment of the Borrower, are (A) based on estimates and assumptions, all of which are reasonable in light of the conditions which existed at the time such projections were made, (B) have been prepared on the basis of the assumptions stated therein, and reflect, as of the time so furnished and the First Amendment Effective Date, the reasonable estimate of the Borrower of the results of the operations and other information projected therein, and (C) are consistent with the Updated Business Plan.

(e) SEC Filings. The Agent shall have received a draft of (i) the Borrower’s Form 10-K for the Fiscal Year ended June 30, 2003 and (ii) the Borrower’s Form 10-Q for the fiscal quarter ended June 30, 2003, each with footnotes and financial statements.

(f) Mandatory Prepayment. The Borrower shall have prepaid the Loans in accordance with Section 3.3(b)(i) in an amount equal to $1,000,000 which amount shall reflect the MedStar Area Metropolitan Ambulance Authority settlement.

(g) Series C Certificate of Designation. The Borrower shall provide evidence satisfactory to the Agent that the Series C Certificate of Designation in form and substance satisfactory to the Agent has been filed with the Secretary of State of the State of Delaware relating to the issuance of the Series C Preferred Stock described in clause (h) below.

(h) Issuance of Series C Preferred Stock. (i) Cerberus Partners, L.P. (“Cerberus”) shall have received 114,855 shares of Series C Preferred Stock to be issued by the Borrower to Cerberus or its nominee issued pursuant to the Series C Certificate of Designation, (ii) Special Value Bond Fund II, LLC (“Special Value”) shall have received 133,812 shares of Series C Preferred Stock to be issued by the Borrower to Special Value or its nominee issued pursuant to the Series C Certificate of Designation and (iii) and Special Value Absolute Return Fund, LLC (“SVARF”) shall have received 35,312 shares of Series C Preferred Stock to be issued by the Borrower to SVARF or its nominee issued pursuant to the Series C Certificate of Designation.

(i) Consent to Issuance of Series C Preferred Stock. The Borrower shall provide to the Agent written evidence, in form and substance satisfactory to the Agent, that a majority of the holders of the Series B Preferred Stock have consented to the authorization and the issuance of the Series C Preferred Stock described in clause (h) above.

(j) Amendment to Registration Rights Agreement. The Borrower shall provide to the Agent a duly executed amendment to the Registration Rights Agreement, in form and substance satisfactory to the Agent.

(k) Amendment to Rights Agreement. The Borrower shall provide to the Agent a duly executed amendment, in form and substance satisfactory to the Agent, to that certain Rights Agreement by and between the Borrower and Computershare Trust Company, Inc. (f/k/a American Securities Transfer, Inc.), dated as of August 23, 1995, as amended by that certain Amendment No. 1 to Rights Agreement, dated as of October 30, 2002.

(l) Amendment Fee. The Borrower shall have paid to the Agent an amendment fee in the amount of (i) $311,702.98 for the account of General Electric Capital Corporation and (ii) $203,033.41 for the account of PAM Capital Funding LP.

(m) Approvals. The Agent shall have received (i) satisfactory evidence that the Credit Parties have obtained all required consents and approvals of all Persons including all requisite Governmental Authorities, to the execution, delivery and performance of this First Amendment, the other Loan Documents and any other documents or consents delivered in connection herewith or (ii) an officer’s certificate in form and substance reasonably satisfactory to the Agent affirming that no such consents or approvals are required.

(n) Other Documents. The Borrower shall deliver such other documents as the Agent may reasonably request.

4. Acknowledgments and Agreements.

(a) To induce the Agent, the Issuing Bank and the Lenders to execute this First Amendment, each Credit Party hereby acknowledges, stipulates and agrees as follows:

(i) The Acknowledged Defaults constitute “Events of Default” under the Loan Agreement that have occurred, remain uncured and are continuing as of time of this First Amendment, subject to the waiver of such Acknowledged Defaults as provided in this First Amendment.

(ii) Except as provided in this First Amendment, as of the date of satisfaction of all the conditions precedent to the effectiveness of this First Amendment, nothing has occurred that constitutes or otherwise can be construed or interpreted as a waiver of, or otherwise to limit in any respect any rights or remedies of the Agent, the Issuing Bank or the Lenders, or any of them, have or may have arising as the result of Events of Default that have occurred or may occur under the Credit Agreement, the other Loan Documents or Applicable Law.

(iii) As of the First Amendment Effective Date, (i) the aggregate outstanding principal amount of the Term Loans, including the amount referenced in Section 4(b)(i) herein, is $152,555,019.08, (ii) the aggregate outstanding principal amount of the New Facility Loans is $0 and (iii) the L/C Obligations are $2,500,000, which amounts constitute Obligations of the Borrower.

(iv) The obligations of the Credit Parties under this First Amendment of any nature whatsoever, whether now existing or hereafter arising, are “Obligations” as defined in the Credit Agreement.

(v) Neither the Agent, the Issuing Bank nor any Lender has at any time directed or participated in any aspect of the management of the Credit Parties or any of their respective Affiliates or the conduct of the businesses of the Credit Parties or any of their respective Affiliates, and the Credit Parties and any of their respective Affiliates, have made all of their respective business decisions independently of the Agent, the Issuing Bank or any Lender. Notwithstanding any other provision of this First Amendment, the Credit Agreement, the other Loan Documents, or any other contract or instrument between the Credit Parties or any of their respective Affiliates, on the one hand, and the Agent, the Issuing Bank and the Lenders, or any of them, on the other hand other than with respect to the Series B Preferred Stock (but solely to the extent set forth in any agreements governing the Series B Preferred Stock): (i) the relationship between the Agent, the Issuing Bank or any Lender, on the one hand, and each of the Credit Parties, or any of their respective Affiliates, on the other hand, shall be limited to the relationship of a lender to a borrower in a commercial loan transaction; (ii) neither the Agent, the Issuing Bank nor any Lender is or shall be construed as a partner, joint venturer, alter-ego, manager, controlling person or other business associate or participant of any kind of the Credit Parties or any of their respective Affiliates (or any other Person), and neither the Agent, the Issuing Bank nor any Lender intends to assume any such status at any time; and (iii) neither the Agent, the Issuing Bank nor any Lender shall be deemed responsible for (or a participant in) any acts, omissions or decisions of the Credit Parties or any of their respective Affiliates, or any other Lender or, in the case of Lenders or Issuing Bank, the Agent.

(vi) The Credit Parties have no claims, demands, defenses, damages, suits, cross complaints, counterclaims, conditions, causes of action, debts, offsets, disgorgements or assertions of any kind or nature whatsoever, whether known or unknown, and whenever or however arising that can be asserted to reduce or eliminate all or any part of their respective liability to repay the Obligations, or to seek any affirmative relief or damages of any kind or nature from the Agent, the Issuing Bank or Lenders, or any of them, that arises out of or relates to any Prior Event (the “Claims”), and to the extent any such Claims exist, they are fully and forever released as provided in Section 7 below. As used herein the term “Prior Event” means any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this First Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this First Amendment, the Credit Agreement, the other Loan Documents, the transactions referred to herein and/or therein, or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied. To the extent any such Claims exist, they are fully, forever and irrevocably released as provided in Section 7.

(b) The Agent, the Issuing Bank, the Lenders and each Credit Party each hereby acknowledge, stipulate and agree as follows:

(i) As of the First Amendment Effective Date, the Loans and Reimbursement Obligations have accrued interest at the default rate as set forth in Section 5.1(c) of the Credit Agreement for the period commencing on May 15, 2003 through, but excluding, the First Amendment Effective Date in an aggregate amount of $1,134,684.71; which amount shall be capitalized as additional principal to the amount of the Term Loan Commitment as reflected in the Amended and Restated Term Note of each Term Loan Lender on a pro rata basis.

(ii) Upon the satisfaction (or waiver by the Lenders and the Issuing Bank) of the conditions precedent to effectiveness of this First Amendment and upon the issuance of the Amended and Restated Term Notes evidencing the Obligations under the Credit Agreement after giving effect to the amendments thereof pursuant to this First Amendment, all Term Notes previously executed by the Borrower to evidence the Obligations shall be deemed cancelled and of no further force and effect and shall be superseded by the Amended and Restated Term Notes executed and delivered to the Lenders by the Borrower pursuant to this First Amendment.

(iii) Beginning no later than June 1, 2004, each of the Borrower and the Lenders agree to use reasonable best efforts to replace all then outstanding Letters of Credit with letters of credit issued by an institution other than Wachovia Bank, National Association, which replacement shall occur no later than December 31, 2004. Wachovia Bank, National Association has advised Lenders and Borrower of its intention to take steps regarding presently existing Letters of Credit to insure that the term of each of them expires on or before December 31, 2004. Each of the Lenders and the Borrower have consented to such steps, which may include notices of termination of so-called evergreen Letters of Credit which, in turn, may result in presentation of draws under those Letters of Credit if they are not replaced.

5. Waiver of Acknowledged Defaults; Onetime Waiver, etc.

(a) The Borrower and the other Credit Parties have requested that Agent and Lenders waive the exercise of their respective rights and remedies under the Credit Agreement and the other Loan Documents in respect of the Acknowledged Defaults. Effective upon the fulfillment of each condition set forth in Section 3 above, Agent and each Lender agrees (x) to waive only the Acknowledged Defaults and (y) to waive the exercise of any rights or remedies arising solely by the occurrence of the Acknowledged Defaults. Nothing contained in this First Amendment, the Credit Agreement or any other Loan Document shall constitute or be construed to be (i) a waiver or obligation to forbear in respect of any Default or Event of Default that is not an Acknowledged Default or which may hereafter occur, whether of identical nature to the Acknowledged Defaults (including, without limitation, any Event of Default in respect of the covenants set forth in Section 10 of the Credit Agreement for any period after the date hereof) or otherwise or (ii) a waiver of a continuing covenant, representation or warranty set forth in the Credit Agreement or any other Loan Document, all of which are hereby expressly reserved.

(b) Each of the waivers set forth in this Section 5 does not preclude any exercise or further exercise of any other right, power, privilege or remedies under or in respect of the Credit Agreement or the other Loan Documents, at law, in equity or otherwise in connection with the obligations owing by Borrower thereunder, and all collateral security and/or guarantees thereof, all of which are expressly reserved, including without limitation, the taking of any action or remedy based upon any Default or Event of Default other than the Acknowledged Defaults.

(c) This First Amendment shall not be deemed or otherwise construed to be a commitment or any other undertaking or expression of any willingness to engage in any discussions with any Credit Party or any other Person with respect to any waiver, amendment, modification or any change to the Credit Agreement or the other Loan Documents or any rights or remedies arising in favor of the Agent, the Issuing Bank or the Lenders, or any of them, under or with respect to any such documents; or to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among any Credit Party, on the one hand, and the Agent, the Issuing Bank or any other Lender, on the other hand.

6. Ratification of Obligations, Etc. By its execution of this First Amendment, each Credit Party (a) ratifies and reaffirms their obligations under the Credit Agreement (as modified by this First Amendment), the Subsidiary Guaranty and the other Loan Documents to which it is a party in all respects, and confirms that each such agreement to which it is a party is valid and enforceable against such Credit Party, as applicable, and (b) agrees that there are no oral agreements or understandings among any Credit Party and Agent or any Lender relating to this First Amendment, the Credit Agreement or any other Loan Document.

7. Release of Liability. (a) In consideration for the agreements of the Agent, the Issuing Bank and the Lenders set forth in this First Amendment, each Credit Party and each of their respective Subsidiaries, any Person claiming by, through or under any Credit Party or their respective Subsidiaries and all of their respective, predecessors, successors and assigns (each, a “Releasor” and collectively, the “Releasors”), hereby fully release, remise, waive and forever discharge Agent, the Issuing Bank and the Lenders, the parents of the Agent, the Issuing Bank and the Lenders, any or all of the Agent’s, the Issuing Bank’s and the Lenders’ Subsidiaries and all other Affiliates, predecessors and successors of the Agent, the Issuing Bank and the Lenders, and all past and present Subsidiaries, Affiliates, officers, directors, agents, employees, servants, partners, shareholders, attorneys, financial advisors, representatives and managers of the Agent, the Issuing Bank and the Lenders, for, from, and against any and all claims, counterclaims, liens, demands, defenses, causes of action, controversies, offsets, obligations, losses, damages and liabilities of every kind and character whatsoever, set forth in, relating to or arising out of, or in any way connected with or resulting from the Commitments, any Extensions of Credit, the Obligations, the Loan Documents or this First Amendment, including, without limitation, any action, omission, misrepresentation or other basis of liability founded either in tort or contract and the duties arising thereunder, that the Releasors, or any one or more of them, has had in the past, or now has, whether known or unknown, whether asserted or unasserted, by reason of any matter, cause or thing. This section shall survive the termination of this First Amendment, the Credit Agreement or any other Loan Document.

(b) Each Releasor has been advised by counsel with respect to the release contained in Section 7(a). Each Releasor hereby affirms its intent to waive unknown claims and to waive any statutory protection available in any applicable jurisdiction with respect thereto.

8. Representations and Warranties. Each Credit Party, as applicable, represents and warrants as follows:

(a) Each Credit Party is duly authorized and empowered to enter into, to execute and deliver this First Amendment and to perform its obligations hereunder and under the other Loan Documents (as amended, modified, or required hereby) to which it is a party. The execution, delivery, and performance by the Credit Parties of this First Amendment and the performance by it of each other Loan Document (as amended, modified, or required hereby) to which it is a party (a) have been duly authorized by all necessary corporate action and (b) do not and will not (i) except as set forth in Schedule 8(a) hereto, require any consent or approval of the stockholders of any Credit Party, (ii) contravene any Credit Party’s charter, certificate of incorporation, operating agreement or by-laws, (iii) violate, or cause to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award in effect having applicability to any Credit Party, except to the extent such violation or default is immaterial individually or in the aggregate, (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which any Credit Party is a party or by which it or its property may be bound or affected, except to the extent that any such breach or default is immaterial individually or in the aggregate, or (v) result in, or require, the creation or imposition of any Lien (other than Liens expressly permitted under the Credit Agreement) upon or with respect to any of the property now owned or hereafter acquired by any Credit Party.

(b) Updated Business Plan. The Updated Business Plan reflects the sole and final business plan of the Borrower and has been approved and adopted by resolution of the Board of Directors of the Borrower.

(c) Enforceability. This First Amendment has been duly executed and delivered by Borrower and each Subsidiary Guarantor. This First Amendment and each other Loan Document (as amended, modified, or required hereby) is the legal, valid and binding obligation of the Credit Parties, enforceable against such Credit Party in accordance with its terms, and is in full force and effect.

(d) Representations and Warranties. The representations and warranties contained in each Loan Document are true, correct, and complete in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date).

(e) No Default. Except for the Acknowledged Defaults, no Default or Event of Default has occurred and is continuing on the date hereof or would result from the consummation of the transactions contemplated herein.

(f) SEC and NASDAQ Filings. As of the First Amendment Effective Date, neither the SEC nor NASDAQ requires the Borrower to file (i) an amended Borrower’s Form 10-K for the Fiscal Year ended June 30, 2001 and (ii) an amended Borrower’s Form 10-K for the Fiscal Year ended June 30, 2002.

9. Miscellaneous.

(a) Execution in Counterparts. This First Amendment may be executed in any number of counterparts, by original, facsimile or electronic mail signature, each of which, when so executed and delivered shall be deemed an original, all of which counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of the signature page of this First Amendment by facsimile or by electronic mail transmission shall be equally effective as delivery of a manually executed counterpart. Any party delivering an executed counterpart of the signature page to this First Amendment by facsimile or by electronic mail transmission thereafter shall deliver promptly a manually executed counterpart, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this First Amendment.

(b) No Other Amendment. The Credit Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. This First Amendment shall be deemed a part of and hereby is incorporated in the Credit Agreement.

(c) Governing Law. This First Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, as more fully set forth in the Credit Agreement.

(d) Entire Agreement. This First Amendment, together with all other instruments, agreement, and certificates executed by the parties in connection herewith or with reference thereto, embodies the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supercedes all prior agreements, understanding, and inducements, whether express or implied, oral or written.

(e) Titles and Captions. Titles and captions of Articles, Sections and subsection in this First Amendment are for convenience only, and neither limit nor amplify the provisions of this First Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers, all as of the day and year first written above.

BORROWER:

RURAL/METRO CORPORATION, A DELAWARE CORPORATION

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III

Title:	Senior Vice President

AGENT:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ MELISSA MCDONALD

Name:	Melissa McDonald

Title:	Vice President

LENDERS:

SPECIAL VALUE BOND FUND II, LLC

By:	SVIM/MSM II, LLC
Its Managing Member

By:	TENNENBAUM & CO., LLC
Its Managing Member

By:	/s/ HOWARD LEVKOWITZ

Name:	Howard Levkowitz

Title:	Principal

SPECIAL VALUE ABSOLUTE RETURN FUND, LLC

By:	SVAR/MM, LLC
Its Managing Member

By:	TENNENBAUM CAPITAL PARTNERS, LLC
Its Managing Member

By:	TENNENBAUM & CO., LLC
Its Managing Member

By:	/s/ HOWARD LEVKOWITZ

Name:	Howard Levkowitz

Title:	Principal

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ WILLIAM E. MAGEE

Name:	William E. Magee
Title:	Duly Authorized Signatory

CERBERUS PARTNERS, L.P.

By:	CERBERUS ASSOCIATES, L.L.C.
Its General Partner

By:	/s/ STEPHEN FEINBERG

Name:	Stephen Feinberg
Title:	Managing Member

PAM CAPITAL FUNDING LP

By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

By:	/s/ TODD TRAVERS

Name:	Todd Travers
Title:	Senior Portfolio Manager

The undersigned are executing this First Amendment for the limited purpose of agreeing to the matters set forth in Sections 4, 6, 7, 8 and 9 of this First Amendment.

AID AMBULANCE AT VIGO COUNTY, INC., an Indiana corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

AMBULANCE TRANSPORT SYSTEMS, INC., a New Jersey corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

AMERICAN LIMOUSINE SERVICE, INC., an Ohio corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

BEACON TRANSPORTATION, INC., a New York corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

COASTAL EMS, INC., a Georgia corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

CORNING AMBULANCE SERVICE INC., a New York corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

DONLOCK, LTD., a Pennsylvania corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

E.M.S. VENTURES, INC., a Georgia corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

EMS VENTURES OF SOUTH CAROLINA, INC., a South Carolina corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

EASTERN AMBULANCE SERVICE, INC., a Nebraska corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

EASTERN PARAMEDICS, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

GOLD CROSS AMBULANCE SERVICES, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

GOLD CROSS AMBULANCE SERVICE, OF PA., INC., an Ohio corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

KEEFE & KEEFE, INC., a New York corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

KEEFE & KEEFE AMBULETTE, LTD., a New York corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

LASALLE AMBULANCE INC., a New York corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

MEDI-CAB OF GEORGIA, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

MEDICAL EMERGENCY DEVICES AND SERVICES (MEDS), INC., an Arizona corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

MEDICAL TRANSPORTATION SERVICES, INC., a South Dakota corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

MEDSTAR EMERGENCY MEDICAL SERVICES, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

MERCURY AMBULANCE SERVICE, INC., a Kentucky corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

METRO CARE CORP., an Ohio corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

MO-RO-KO, INC., an Arizona corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

MULTI CAB INC., a New Jersey corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

MULTI-CARE INTERNATIONAL, INC., a New Jersey corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

MULTI-CARE MEDICAL CAR SERVICE, INC., a New Jersey corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

MULTI-HEALTH CORP., a Florida corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

MYERS AMBULANCE SERVICE, INC., an Indiana corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

NATIONAL AMBULANCE & OXYGEN SERVICE, INC., a New York corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

NORTH MISS. AMBULANCE SERVICE, INC., a Mississippi corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

PROFESSIONAL MEDICAL SERVICES, INC., an Arkansas corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RISC AMERICA ALABAMA FIRE SAFETY SERVICES, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

R/M MANAGEMENT CO., INC., an Arizona corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

R/M OF MISSISSIPPI, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

R/M OF TENNESSEE G.P., INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

R/M OF TENNESSEE L.P., INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

R/M OF TEXAS G.P., INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

R/M PARTNERS, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RMC CORPORATE CENTER, L.L.C., an Arizona limited liability company

By:	RURAL/METRO CORPORATION, an Arizona corporation, Its Member

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RMFD OF NEW JERSEY, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO COMMUNICATIONS SERVICES, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO CORPORATION, an Arizona corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO CORPORATION OF FLORIDA, a Florida corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO CORPORATION OF TENNESSEE, a Tennessee corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO FIRE DEPT., INC., an Arizona corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO HOSPITAL SERVICES, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO LOGISTICS, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO MID-ATLANTIC, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF ALABAMA, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO MID-SOUTH, L.P., a Delaware limited partnership

By:	R/M OF TENNESSEE, a Delaware corporation Its General Partner

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO PROTECTION SERVICES, INC., an Arizona corporation (f/k/a Metropolitan Fire Dept., Inc.)

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF ALABAMA, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF ARKANSAS, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF ARLINGTON, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF BREWERTON, INC., a New York corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF CALIFORNIA, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF CENTRAL ALABAMA, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III
Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF CENTRAL COLORADO, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF CENTRAL OHIO, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF COLORADO, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF GEORGIA, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF GREATER SEATTLE, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF INDIANA, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF INDIANA, L.P., a Delaware limited partnership

By:	THE AID AMBULANCE COMPANY, INC., a Delaware corporation, Its General Partner

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF INDIANA II, L.P., a Delaware corporation

By:	THE AID AMBULANCE COMPANY, INC., a Delaware corporation, Its General Partner

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF KENTUCKY, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF MISSISSIPPI, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF NEBRASKA, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF NEW YORK, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF NORTH FLORIDA, INC., a Florida corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF NORTH TEXAS, L.P., a Delaware limited partnership

By:	R/M OF TEXAS G.P. INC., a Delaware corporation Its General Partner

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF NORTHERN OHIO, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF OHIO, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF OREGON, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF ROCHESTER, INC., a New York corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF SAN DIEGO, INC., a California corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF SOUTH CAROLINA, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF SOUTH DAKOTA, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF SOUTHERN OHIO, INC., an Ohio corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF TENNESSEE, L.P., a Delaware limited partnership

By:	R/M OF TENNESSEE, G.P., INC., a Delaware corporation, Its General Partner

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF TEXAS, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF TEXAS, L.P., a Delaware limited partnership

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO OF TENNESSEE, L.P., a Delaware limited partnership

By:	R/M OF TEXAS G.P., INC., a Delaware corporation, Its General Partner

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

RURAL/METRO TEXAS HOLDINGS, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

SW GENERAL, INC., an Arizona corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

SIOUX FALLS AMBULANCE, INC., a South Dakota corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

SOUTH GEORGIA EMERGENCY MEDICAL SERVICES, INC., a Georgia corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

SOUTHWEST AMBULANCE OF CASA GRANDE, INC., an Arizona corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

SOUTHWEST AMBULANCE AND RESCUE OF ARIZONA, an Arizona corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

SOUTHWEST AMBULANCE OF NEW MEXICO, INC., a New Mexico corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

SOUTHWEST AMBULANCE OF TUCSON, INC., an Arizona corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

SOUTHWEST GENERAL SERVICES, INC., an Arizona corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

THE AID AMBULANCE COMPANY, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

THE AID COMPANY, INC., an Indiana corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

TOWNS AMBULANCE SERVICE, INC., a New York corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

VALLEY FIRE SERVICE, INC., a Delaware corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary

W & W LEASING COMPANY, INC., an Arizona corporation

By:	/s/ JOHN S. BANAS III

Name:	John S. Banas III
Title:	Secretary